Exhibit 10.5

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SUPPLEMENTAL AGREEMENT NO. 19

to

Purchase Agreement No. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 19 (SA-19), entered into as of April _8__, 2021 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, Boeing and Customer have entered into Letter No. AAL-LA-2002714, entitled [****] and Letter Agreement No. AAL-PA-03735-LA-2002743 entitled [****], which both [****] the [****] for the following [****] ([****]) as June 2021:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
PA 03735    SA-19, Page 1
BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

    WHEREAS, Boeing and Customer agree that pursuant to Section 1.2 of the [****], Customer agreed to [****] to, [****], [****] the [****] and the [****] (each as defined in Section 1.2 of the [****]);

     WHEREAS, in accordance with Section 1.2 of the [****], Customer has [****] to Boeing the [****] by [****], and the [****] for the [****];
WHEREAS, Customer has [****] to Boeing the [****] in a [****] to Boeing [****] for [****];

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.[****].

Customer and Boeing agree to [****] of [****] from [****] to [****] as shown in the table below, pursuant to the terms and conditions in the [****].

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

2.Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-18 in the footer is deleted in its entirety and is replaced with the new “Table Of
PA 03735    SA-19, Page 2
BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Contents” (attached hereto) referencing SA-19 in the footer to reflect changes made to the Purchase Agreement by this SA-19. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
3.Tables.
3.1    Table 1R11. Table 1R11, entitled “Base Weight 737-8 Aircraft Delivery, Description, Price, and Advance Payments” referencing SA-18 in the footer is deleted in its entirety and replaced with Table 1R12, entitled “737-8 Aircraft Delivery, Description, Price, and Advance Payments” (attached hereto) referencing SA-19 in the footer (Table 1R12). Table 1R12 is hereby incorporated into the Purchase Agreement in replacement of Table 1R11. [****].
3.2    Table 1-3R5. Table 1-3R5 entitled “[****] Aircraft Delivery, Description, Price, and Advance Payments” referencing SA-18 in the footer is deleted in its entirety and replaced with Table 1-3R6, entitled “[****] Aircraft Delivery, Description, Price, and Advance Payments” (attached hereto) referencing SA-19 in the footer (Table 1-3R6). Table 1-3R6 is hereby incorporated into the Purchase Agreement in replacement of Table 1-3R5. [****].

4.Miscellaneous.
4.1    The Purchase Agreement is amended as set forth above by the revised Table of Contents, Table 1R12, and Table 1-3R6. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
4.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1” or “Table 1R2” or “Table 1R3”, or “Table1R4 and Table 1-2” or “Table 1(R4) and Table 1-2”, “Table 1R5 and Table 1-2”, “Table 1R6, Table 1-2, and Table 1-3”, “Table 1R7, Table 1-2, and Table 1-3R1”,“Table 1R8, Table 1-2, and Table 1-3R2”, “Table 1R9, Table 1-2, and Table 1-3R3”, “Table 1R10, Table 1-2, and Table 1-3R4”, “Table 1R11, Table 1-2, and Table 1-3R5” are deemed to refer to “Table 1R12, Table 1-2, and Table 1-3R6”.
References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R4” or “Table 1R5” (where no corresponding reference to Table 1-2 is made) are deemed to refer to “Table 1R12 and Table 1-3R6”, (including without limitation, and for the avoidance of doubt, the references to Table 1R4 in Section 3 of Supplemental Agreement No. 9 dated April 6, 2018). However, references to Table 1R5 in Letter Agreement AAL-PA-LA-1106650R4 entitled “[****]” is deemed to only refer to Table 1R12 and the references to Table 1R5 in the Slide Letter Agreement remain references to Table 1R5.
PA 03735    SA-19, Page 3
BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R6”, “Table 1R7”, “Table 1R8”, “Table 1R9”, “Table 1R10” or “Table 1R11” (where no corresponding reference to either Table 1-2 or Table 1-3 is made) are deemed to refer to only “Table 1R12”.
Additionally, for the avoidance of doubt, references in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1-2” (where no corresponding reference to Table 1R4 or Table 1R5 is made) remain references to “Table 1-2”.
4.3 On or before [****], Boeing will, pursuant to Section 6.1 of the [****] Agreement (and by [****] concurrent with the execution of this SA-19), [****] to Customer the [****] in the [****] of [****] ([****]) as shown in the table below.

[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
		[****]	[****]

Intentionally Left Blank
PA 03735    SA-19, Page 4
BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

AGREED AND ACCEPTED this

April 8, 2021
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Treasurer
Title	Title

PA 03735    SA-19, Page 5
BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2 1-3R6	Aircraft Information Table Revised Delivery Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments	19 9 19
EXHIBITS
AR1 A2	Aircraft Configuration Revised Delivery Aircraft Configuration	6 9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R4	[****]	11
LA-1106651R2	[****]	11
PA-03735 TABLE OF CONTENTS, Page 1 of 3 SA-19
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R2	[****]	10
LA-1106660	Spare Parts Initial Provisioning

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852     [****]                                 5
LA-1603773 [****]                         5
LA-1605402 [****]                                 6
LA-1700919     [****]                                     7
LA-1801206     [****]                             9
LA-2002704 [****]                                 11
PA-03735 TABLE OF CONTENTS, Page 2 of 3 SA-19
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LA-2002743 [****]                                     11
LA-2003342     [****]                                     11
LA-2003486     [****]                                     14

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735 TABLE OF CONTENTS, Page 3 of 3 SA-19
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Table 1R12 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:		[****]
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]		[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2017	1	[****]	44459	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44463	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44465	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44446	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44447	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44451	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44448	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
AAL=PA-03735 108567-1F.txt    Boeing Proprietary     SA-19
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]    Page 1

[****]-2018	1	[****]	44449	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44455	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44450	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44452	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44453	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44454	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44456	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44457	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44458	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44460	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44461	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44462	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44464	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44466	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44467	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44468	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44469	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44471	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44470	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44472	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44473	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44474	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44476	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44475	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44477	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
AAL=PA-03735 108567-1F.txt    Boeing Proprietary     SA-19
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]    Page 2

[****]-2019	1	[****]	44479	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44478	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44481	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44480	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44482	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44483	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44484	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44485	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]

Total    42

AAL=PA-03735 108567-1F.txt    Boeing Proprietary     SA-19
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]    Page 3

Table 1-3R6 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:		[****]
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]		[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 108567-1F.txt    Boeing Proprietary     SA-19
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]    Page 1

Table 1-3R6 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]

Total    18

AAL-PA-03735 108567-1F.txt    Boeing Proprietary     SA-19
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]    Page 2